SECOND AMENDMENT

THIS SECOND AMENDMENT (the “Amendment”) dated as of May 24, 2013 to the Credit Agreement referenced below is by and among GRIFFIN-AMERICAN HEALTHCARE REIT II HOLDINGS, LP, a Delaware limited partnership (the “Borrower”), the Guarantors identified on the signature pages hereto (the “Guarantors”), the lenders identified on the signature pages hereto as Existing Lenders (the “Existing Lenders”), the Persons identified on the signature pages hereto as New Lenders (the “New Lenders”, and together with the Existing Lenders, the “Lenders”) and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, credit facilities have been extended to the Borrower pursuant to the Credit Agreement dated as of June 5, 2012 as amended by that certain First Amendment to Credit Agreement dated as of August 15, 2012 (as further amended, modified, supplemented and extended from time to time, the “Credit Agreement”) among the Borrower, the Guarantors, the Existing Lenders identified therein and the Administrative Agent; and

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement and the Existing Lenders have agreed to the requested modifications on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided for such terms in the Credit Agreement.

2. Amendments.

2.1 The second paragraph of the recitals is amended and restated in its entirety to read as follows:

WHEREAS, the Borrower has requested that the Lenders hereunder provide a credit facility in an amount of Four Hundred Fifty Million Dollars ($450,000,000), which amount may be increased to the amount of up to Six Hundred Fifty Million Dollars ($650,000,000) (the “Credit Facility”);

2.2 In Section 1.01, the definition of “Adjusted Borrowing Base Amount” is amended by deleting “and” from section (c), replacing the “.” in section (d) with “;” and adding a new section (e) and a new section (f) to read as follows:

(e) no more than twenty-five percent (25%) of the Adjusted Borrowing Base Amount shall be attributable to Borrowing Base Properties that are skilled nursing facilities; and

(f) no more than twenty percent (20%) of the Adjusted Borrowing Base Amount shall be attributable to Borrowing Base Properties that are hospitals.

2.3 In Section 1.01, the definition of “EBITDAR” is amended and restated in its entirety to read as follows:

“EBITDAR” means, with respect to any Real Property Asset, for the most recently completed four fiscal quarter period, the combined unaudited financial results as reported periodically by any Person’s (or consolidated group of Persons’) tenants calculated as net income for such period plus, (a) to the extent deducted in determining such net income, interest expense, rent expense paid to any such Person (or consolidated group of Persons), income tax expense, management fees and/or corporate overhead, depreciation and amortization for such period, excluding any other non-recurring or extraordinary gains or losses as reported by such Person’s (or consolidated group of Persons’) tenants, minus (b) management fees in an amount equal to two percent (2%) of total revenues for hospitals for such period and five percent (5%) of total revenues for skilled nursing facilities for such period; provided, that with respect to any Real Property Asset acquired during such four fiscal quarter period, EBITDAR shall be determined on a pro forma basis as if such acquisition occurred on the first day of such period.

2.4 In Section 1.01, the definition of “Eligible Borrowing Base Property” is amended by amending and restating section (h) in its entirety to read as follows:

(h) unless such Real Property Asset is a hospital or skilled nursing facility, the Aggregate Occupancy Rate of that portion of the Borrowing Base Pool that is other than a hospital or skilled nursing facility shall, as of any date of determination, be equal to or greater than eighty percent (80%); and

2.5 In Section 1.01, the definition of “Eurodollar Rate” is amended by adding “or the successor thereto if the British Bankers Association is no longer making a LIBOR rate available” immediately before the first parenthetical.

2.6 In Section 1.01, a new definition of “Second Amendment Effective Date” is hereby added in the appropriate alphabetical order and which shall read as follows:

“Second Amendment Effective Date” means, May 24, 2013.

2.7	Section 1.03(a) is amended by adding the following at the end thereof:

Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, (i) without giving effect to any election under Accounting Standards Codification 825 (or any other Financial Accounting Standard or Accounting Standards Codification having a similar result or effect) to value any Indebtedness or other liabilities of the Consolidated Parties or any Unconsolidated Affiliate at “fair value,” as defined therein and (ii) any change to lease accounting rules from those in effect pursuant to FASB ASC 840 and other related lease accounting guidance as in effect on the Second Amendment Effective Date.

2.8 Section 2.01(a) is amended by replacing the reference to “TWO HUNDRED MILLION DOLLARS ($200,000,000)” with “FOUR HUNDRED FIFTY MILLION DOLLARS ($450,000,000)”.

2.9 Section 2.01(c) is amended by replacing the reference to “fifteen percent (15%) of the Aggregate Revolving Commitments” in subsection (i) with “Fifty Million Dollars ($50,000,000)”.

2.10 Section 2.01(d) is amended by replacing the reference to “ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000) (to an aggregate amount not more than THREE HUNDRED FIFTY MILLION DOLLARS ($350,000,000))” with “TWO HUNDRED MILLION DOLLARS ($200,000,000) (to an aggregate amount not more than SIX HUNDRED FIFTY MILLION DOLLARS ($650,000,000))”.

2.11 Section 2.03(g) is amended to (a) add “(i)” at the beginning thereof, (b) delete the current “(i)” and (c) to add “then in each case,” immediately before the first occurrence of “the Borrower” in clause (ii).

2.12 Section 6.12(c) is amended and restated in its entirety to read as follows:

(c) Consolidated Tangible Net Worth. The Credit Parties shall cause the Consolidated Tangible Net Worth to all at all times to be equal to or greater than the sum of (i) $881,104,000 plus (ii) an amount equal to seventy-five percent (75%) of the net cash proceeds received by the Consolidated Parties from Equity Transactions subsequent to the Second Amendment Effective Date.

2.13 Section 6.18 is amended and restated in its entirety to read as follows:

Each Credit Party shall, and shall cause each of its Subsidiaries to, ensure that the Adjusted Borrowing Base Amount shall be equal to or greater than $250,000,000.

2.14 Schedule 2.01 to the Credit Agreement is amended and restated in its entirety to read as Exhibit A attached hereto.

3. Conditions to Effectiveness.

3.1 Second Amendment Effective Date. This Amendment shall be and become effective as of the date hereof (the “Second Amendment Effective Date”) when all of the conditions set forth in this Section 3 shall have been satisfied.

3.2 Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of (a) the Credit Parties, (b) the Administrative Agent, (c) the Existing Lenders and (d) the New Lenders.

3.3 Resolutions and Incumbency. The Administrative Agent shall have received such certificates, resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Credit Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Credit Documents to which such Borrower is a party.

3.4 Organizational Documents. The Administrative Agent shall have received copies of the Organization Documents of each Credit Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of such Credit Party to be true and correct as of the Second Amendment Effective Date (or a certificate by a secretary or assistant secretary of such Credit Party certifying that the Organization Documents delivered to the Administrative Agent in connection with the Credit Agreement are still in full force and effect and have not been amended, restated, replaced or otherwise modified since the closing of the Credit Agreement).

3.5 Good Standings. The Administrative Agent shall have received such documents and certifications as the Administrative Agent may reasonably require to evidence that each Credit Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in the jurisdiction of their incorporation or organization.

3.6 Opinions of Counsel. The Administrative Agent shall have received, in each case dated as of the Second Amendment Effective Date and in form and substance reasonably satisfactory to the Administrative Agent a legal opinion of (i) Cox, Castle & Nicholson LLP, special New York and Delaware counsel for the Credit Parties and (ii) special local counsel for the Credit Parties for the state of Maryland, in each case addressed to the Administrative Agent and the Lenders.

3.7 Officer’s Certificate. The Administrative Agent shall have received a certificate or certificates executed by a Responsible Officer of the Borrower as of the Second Amendment Effective Date, in a form reasonably satisfactory to the Administrative Agent, stating that (i) each Credit Party is in compliance in all material respects with all existing financial obligations (whether pursuant to the terms and conditions of the Credit Agreement or otherwise), (ii) all governmental, stockholder and third party consents and approvals, if any, with respect to the Credit Documents and the transactions contemplated thereby have been obtained, (iii) no action, suit, investigation or proceeding is pending, or to the knowledge of the Credit Parties threatened, in any court or before any arbitrator or governmental instrumentality that purports to affect any Consolidated Party or any transaction contemplated by the Credit Documents, if such action, suit, investigation or proceeding could have a Material Adverse Effect, (iv) immediately prior to and following the transactions contemplated herein, each of the Credit Parties shall be Solvent, and (v) immediately after the execution of this Amendment, (A) no Default or Event of Default exists and (B) all representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects (except to the extent that any representation and warranty is qualified by materiality, in which case such representation and warranty shall be true and correct in all respects), other than those representations and warranties which expressly relate to an earlier date, in which case, they were true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality, in which case such representation and warranty was true and correct in all respects) as of such earlier date.

3.8 Borrowing Base Certificate. Receipt by the Administrative Agent of a Borrowing Base Certificate as of the Second Amendment Effective Date, substantially in the form of Exhibit C to the Credit Agreement, duly completed and executed by a Responsible Officer of the Borrower.

3.9 Fees and Expenses. Payment by the Credit Parties to the Administrative Agent of all fees and expenses relating to the preparation, execution and delivery of this Amendment which are due and payable on the Second Amendment Effective Date, including, without limitation, payment to the Administrative Agent of the fees set forth in the Second Amendment Fee Letter.

4. Amendment is a “Credit Document”. This Amendment is a Credit Document and all references to a “Credit Document” in the Credit Agreement and the other Credit Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Credit Documents) shall be deemed to include this Amendment.

5. Lender Joinder. From and after the Second Amendment Effective Date, by execution of this Amendment, each Person identified on the signature pages hereto as a New Lender (individually a “New Lender” and collectively, the “New Lenders”) hereby acknowledges, agrees and confirms that, by its execution of this Amendment, such Person will be deemed to be a party to the Credit Agreement (as amended hereby) and a “Lender” for all purposes of the Credit Agreement (as amended hereby), and shall have all of the rights and obligations of a Lender thereunder as if it had executed the Credit Agreement (as amended hereby). Such Person hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Lenders contained in the Credit Agreement.

6. Revolving Commitments/Revolving Loans; Assignments and Assumptions. Each Existing Lender hereby sells and assigns, without recourse, to the New Lenders, and each New Lender hereby purchases and assumes, without recourse, from each such Existing Lender, effective as of the Second Amendment Effective Date, such interests in such Existing Lender’s rights and obligations under the Credit Agreement (including, without limitation, the Commitment of and Loans owed to such Existing Lender on the Second Amendment Effective Date) owing to each such Existing Lender which are outstanding on the Second Amendment Effective Date) as shall be necessary in order to give effect to the reallocations of the Commitments and Applicable Percentages effected by the amendment to Schedule 2.01 to the Existing Credit Agreement pursuant to Section 2.14 hereof.

7. Representations and Warranties; No Default. Each Credit Party represents and warrants to the Administrative Agent and each Lender that after giving effect to this Amendment, (a) each of the representations and warranties of each Credit Party contained in the Credit Agreement or any other Credit Document are true and correct in all material respects (except to the extent that any representation and warranty is qualified by materiality, in which case such representation and warranty shall be true and correct in all respects) as of the date hereof, other than those representations and warranties which expressly relate to an earlier date, in which case, they were true and correct in all material respects (except to the extent that any representation and warranty is qualified by materiality, in which case such representation wand warranty shall be true and correct in all respects) as of such earlier date, and (b) no Default exists.

8. Reaffirmation of Obligations. Each Credit Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Credit Documents and (c) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not operate to reduce or discharge such Credit Party’s obligations under the Credit Documents.

9. No Other Changes. Except as modified hereby, all of the terms and provisions of the Credit Documents shall remain in full force and effect.

10. Counterparts; Delivery. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

11. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the state of New York applicable to agreements made and to be performed entirely within such state, without regard to conflict of laws principles; provided, that the Administrative Agent and each Lenders shall retain all rights arising under Federal law.

[SIGNATURE PAGES FOLLOW]

Each of the parties hereto has caused a counterpart of this Second Amendment to be duly executed and delivered as of the date first above written.

BORROWER:

Griffin-American Healthcare REIT II Holdings, LP,
a Delaware limited partnership,
its Sole Member

By: Griffin-American Healthcare REIT II, Inc.
a Maryland corporation,
its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Chief Financial Officer

PARENT:

Griffin-American Healthcare REIT II, Inc.

a Maryland corporation,
Its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Chief Financial Officer

SUBSIDIARY GUARANTORS:

G&E HC REIT II Lacombe MOB, LLC,

a Delaware limited liability company

By: Griffin-American Healthcare REIT II Holdings, LP,
a Delaware limited partnership,
its Sole Member

By: Griffin-American Healthcare REIT II, Inc.

a Maryland corporation,
its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Chief Financial Officer

G&E HC REIT II Livingston MOB, LLC,

a Delaware limited liability company

By: Griffin-American Healthcare REIT II Holdings, LP,
a Delaware limited partnership,
its Sole Member

By: Griffin-American Healthcare REIT II, Inc.

a Maryland corporation,
its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Chief Financial Officer
G&E HC REIT II Charlottesville SNF, LLC,
a Delaware limited liability company

By: G&E HC REIT II Virginia SNF Portfolio, LLC,

a Delaware limited Liability Company,
its Sole Member

By: Griffin-American Healthcare REIT II Holdings, LP,
a Delaware limited partnership,
its Sole Member

By: Griffin-American Healthcare REIT II, Inc.

a Maryland corporation,
its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Chief Financial Officer

G&E HC REIT II Fincastle SNF, LLC,

a Delaware limited liability company

By: G&E HC REIT II Virginia SNF Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By: Griffin-American Healthcare REIT II Holdings, LP,
a Delaware limited partnership,
its Sole Member

By: Griffin-American Healthcare REIT II, Inc.,

a Maryland corporation,
its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Chief Financial Officer
G&E HC REIT II Hot Springs SNF, LLC,
a Delaware limited liability company

By: G&E HC REIT II Virginia SNF Portfolio, LLC

a Delaware limited liability company,
its Sole Member

By: Griffin-American Healthcare REIT II Holdings, LP,
a Delaware limited partnership,
its Sole Member

By: Griffin-American Healthcare REIT II, Inc.

a Maryland corporation,
its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Chief Financial Officer

G&E HC REIT II Midlothian SNF, LLC,

a Delaware limited liability company

By: G&E HC REIT II Virginia SNF Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By: Griffin-American Healthcare REIT II Holdings, LP,
a Delaware limited partnership,
its Sole Member

By: Griffin-American Healthcare REIT II, Inc.,

a Maryland corporation,
its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Chief Financial Officer
G&E HC REIT II Bastian SNF, LLC,
a Delaware limited liability company

By: G&E HC REIT II Virginia SNF Portfolio, LLC

a Delaware limited liability company,
its Sole Member

By: Griffin-American Healthcare REIT II Holdings, LP,
a Delaware limited partnership,
its Sole Member

By: Griffin-American Healthcare REIT II, Inc.

a Maryland corporation,
its General Partner

By:/s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Chief Financial Officer

G&E HC REIT II Lebanon SNF, LLC,
a Delaware limited liability company
By:	G&E HC REIT II Virginia SNF Portfolio, LLC

a Delaware limited liability company,
its Sole Member By:	Griffin-American Healthcare REIT II Holdings, LP,

a Delaware limited partnership,
its Sole Member

By: Griffin-American Healthcare REIT II, Inc.
a Maryland corporation,
its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Chief Financial Officer
G&E HC REIT II Low Moor SNF, LLC,

a Delaware limited liability company

By: G&E HC REIT II Virginia SNF Portfolio, LLC
a Delaware limited liability company,
its Sole Member

By: Griffin-American Healthcare REIT II Holdings, LP,
a Delaware limited partnership,
its Sole Member

By: Griffin-American Healthcare REIT II, Inc.

a Maryland corporation,
its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Chief Financial Officer

G&E HC REIT II Sylva MOB, LLC,

a Delaware limited liability company

By: Griffin-American Healthcare REIT II Holdings, LP,
a Delaware limited partnership,
its Sole Member

By: Griffin-American Healthcare REIT II, Inc.

a Maryland corporation,
its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Chief Financial Officer

G&E HC REIT II Ennis MOB, LLC,

a Delaware limited liability company

By: Griffin-American Healthcare REIT II Holdings, LP,
a Delaware limited partnership,
its Sole Member

By: Griffin-American Healthcare REIT II, Inc.

a Maryland corporation,
its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Chief Financial Officer

G&E HC REIT II Loma Linda Pediatric Specialty Hospital, LLC,

a Delaware limited liability company

By: Griffin-American Healthcare REIT II Holdings, LP,
a Delaware limited partnership,
its Sole Member

By: Griffin-American Healthcare REIT II, Inc.

a Maryland corporation,
its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Chief Financial Officer
G&E HC REIT II Yuma SNF, LLC,
a Delaware limited liability company

By: Griffin-American Healthcare REIT II Holdings, LP,
a Delaware limited partnership,
its Sole Member

By: Griffin-American Healthcare REIT II, Inc.

a Maryland corporation,
its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Chief Financial Officer

G&E HC REIT II Lakewood MOB I, LLC,

a Delaware limited liability company

By: Griffin-American Healthcare REIT II Holdings, LP,
a Delaware limited partnership,
its Sole Member

By: Griffin-American Healthcare REIT II, Inc.

a Maryland corporation,
its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Chief Financial Officer

G&E HC REIT II Carlsbad MOB, LLC,

a Delaware limited liability company

By: G&E HC REIT II Dixie-Lobo MOB Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By: Griffin-American Healthcare REIT II Holdings, LP,
a Delaware limited partnership,
its Sole Member

By: Griffin-American Healthcare REIT II, Inc.

a Maryland corporation,
its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Chief Financial Officer

G&E HC REIT II Alice MOB, LLC,

a Delaware limited liability company

By: G&E HC REIT II Dixie-Lobo MOB Portfolio, LLC,

a Delaware limited liability company,

its Sole Member

By: Griffin-American Healthcare REIT II Holdings, LP,

a Delaware limited partnership,
its Sole Member

By: Griffin-American Healthcare REIT II, Inc.

a Maryland corporation,
its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Chief Financial Officer

G&E HC REIT II Hobbs MOB, LLC,

a Delaware limited liability company

By: G&E HC REIT II Dixie-Lobo MOB Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By: Griffin-American Healthcare REIT II Holdings, LP,
a Delaware limited partnership,
its Sole Member

By: Griffin-American Healthcare REIT II, Inc.

a Maryland corporation,
its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Chief Financial Officer

G&E HC REIT II Hope MOB, LLC,

a Delaware limited liability company

By: G&E HC REIT II Dixie-Lobo MOB Portfolio, LLC,
a Delaware limited liability company,

its Sole Member

By: Griffin-American Healthcare REIT II Holdings, LP,
a Delaware limited partnership,
its Sole Member

By: Griffin-American Healthcare REIT II, Inc.

a Maryland corporation,
its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Chief Financial Officer

G&E HC REIT II Lake Charles MOB, LLC,

a Delaware limited liability company

By: G&E HC REIT II Dixie-Lobo MOB Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By: Griffin-American Healthcare REIT II Holdings, LP,
a Delaware limited partnership,
its Sole Member

By: Griffin-American Healthcare REIT II, Inc.

a Maryland corporation,
its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Chief Financial Officer

G&E HC REIT II Lufkin MOB, LLC,

a Delaware limited liability company

By: G&E HC REIT II Dixie-Lobo MOB Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By: Griffin-American Healthcare REIT II Holdings, LP,
a Delaware limited partnership,
its Sole Member

By: Griffin-American Healthcare REIT II, Inc.

a Maryland corporation,
its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Chief Financial Officer

G&E HC REIT II Victoria MOB, LLC,

a Delaware limited liability company

By: G&E HC REIT II Dixie-Lobo MOB Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By: Griffin-American Healthcare REIT II Holdings, LP,
a Delaware limited partnership,
its Sole Member

By: Griffin-American Healthcare REIT II, Inc.

a Maryland corporation,
its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Chief Financial Officer

G&E HC REIT II Wharton MOB, LLC,

a Delaware limited liability company

By: G&E HC REIT II Dixie-Lobo MOB Portfolio, LLC,
a Delaware limited liability company,
its Sole Member

By: Griffin-American Healthcare REIT II Holdings, LP,
a Delaware limited partnership,
its Sole Member

By: Griffin-American Healthcare REIT II, Inc.

a Maryland corporation,
its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Chief Financial Officer

G&E HC REIT II Benton Home Health MOB, LLC,

a Delaware limited liability company

By: G&E HC REIT II Milestone MOB Portfolio, LLC
a Delaware limited liability company,
its Sole Member

By: Griffin-American Healthcare REIT II Holdings, LP,
a Delaware limited partnership,
its Sole Member

By: Griffin-American Healthcare REIT II, Inc.

a Maryland corporation,
its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Chief Financial Officer

G&E HC REIT II Bryant MOB, LLC,

a Delaware limited liability company

By: G&E HC REIT II Milestone MOB Portfolio, LLC
a Delaware limited liability company,
its Sole Member

By: Griffin-American Healthcare REIT II Holdings, LP,
a Delaware limited partnership,
its Sole Member

By: Griffin-American Healthcare REIT II, Inc.

a Maryland corporation,
its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Chief Financial Officer

G&E HC REIT II Care Pavilion SNF, L.P.

a Delaware limited partnership

By: G&E HC REIT II Philadelphia SNF Portfolio SPE General Partner, LLC,
a Delaware limited liability company,
its General Partner

By: G&E HC REIT II Philadelphia SNF Portfolio SPE Limited Partner, LLC,

a Delaware limited liability company,

its Sole Member

By: G&E HC REIT II Philadelphia SNF Portfolio Holdings, LLC,
a Delaware limited liability company,
its Managing Member

By: Griffin-American Healthcare REIT II Holdings, LP,
a Delaware limited partnership,
its Sole Member

By: Griffin-American Healthcare REIT II, Inc.

a Maryland corporation,
its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Chief Financial Officer

G&E HC REIT II Cheltenham York SNF, L.P.

a Delaware limited partnership

By: G&E HC REIT II Philadelphia SNF Portfolio SPE General Partner, LLC,
a Delaware limited liability company,
its General Partner

By: G&E HC REIT II Philadelphia SNF Portfolio SPE Limited Partner, LLC,

a Delaware limited liability company,
its Sole Member

By: G&E HC REIT II Philadelphia SNF Portfolio Holdings, LLC,
a Delaware limited liability company,
its Managing Member

By: Griffin-American Healthcare REIT II Holdings, LP,
a Delaware limited partnership,
its Sole Member

By: Griffin-American Healthcare REIT II, Inc.

a Maryland corporation,
its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Chief Financial Officer

G&E HC REIT II Cliveden SNF, L.P.

a Delaware limited partnership

By: G&E HC REIT II Philadelphia SNF Portfolio SPE General Partner, LLC,
a Delaware limited liability company,
its General Partner

By: G&E HC REIT II Philadelphia SNF Portfolio SPE Limited Partner, LLC,

a Delaware limited liability company,
its Sole Member

By: G&E HC REIT II Philadelphia SNF Portfolio Holdings, LLC,
a Delaware limited liability company,
its Managing Member

By: Griffin-American Healthcare REIT II Holdings, LP,
a Delaware limited partnership,
its Sole Member

By: Griffin-American Healthcare REIT II, Inc.

a Maryland corporation,
its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Chief Financial Officer

G&E HC REIT II Maplewood Manor SNF, L.P.

a Delaware limited partnership

By: G&E HC REIT II Philadelphia SNF Portfolio SPE General Partner, LLC,
a Delaware limited liability company,
its General Partner

By: G&E HC REIT II Philadelphia SNF Portfolio SPE Limited Partner, LLC,

a Delaware limited liability company,

its Sole Member

By: G&E HC REIT II Philadelphia SNF Portfolio Holdings, LLC,
a Delaware limited liability company,
its Managing Member

By: Griffin-American Healthcare REIT II Holdings, LP,
a Delaware limited partnership,
its Sole Member

By: Griffin-American Healthcare REIT II, Inc.

a Maryland corporation,
its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Chief Financial Officer

G&E HC REIT II Tucker House SNF, L.P.

a Delaware limited partnership

By: G&E HC REIT II Philadelphia SNF Portfolio SPE General Partner, LLC,
a Delaware limited liability company,
its General Partner

By: G&E HC REIT II Philadelphia SNF Portfolio SPE Limited Partner, LLC,

a Delaware limited liability company,

its Sole Member

By: G&E HC REIT II Philadelphia SNF Portfolio Holdings, LLC,
a Delaware limited liability company,
its Managing Member

By: Griffin-American Healthcare REIT II Holdings, LP,
a Delaware limited partnership,
its Sole Member

By: Griffin-American Healthcare REIT II, Inc.

a Maryland corporation,
its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Chief Financial Officer

G&E HC REIT II Lafayette Rehabilitation Hospital, LLC,

a Delaware limited liability company

By: Griffin-American Healthcare REIT II Holdings, LP,
a Delaware limited partnership,
its Sole Member

By: Griffin-American Healthcare REIT II, Inc.

a Maryland corporation,
its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Chief Financial Officer

G&E HC REIT II Austell MOB, LLC,

a Delaware limited liability company

By: G&E HC REIT II Flags MOB Portfolio, LLC
a Delaware limited liability company,
its Sole Member

By: Griffin-American Healthcare REIT II Holdings, LP,
a Delaware limited partnership,
its Sole Member

By: Griffin-American Healthcare REIT II, Inc.

a Maryland corporation,
its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Chief Financial Officer

G&E HC REIT II El Paso MOB, LLC,

a Delaware limited liability company

By: Griffin-American Healthcare REIT II Holdings, LP,
a Delaware limited partnership,
its Sole Member

By: Griffin-American Healthcare REIT II, Inc.

a Maryland corporation,
its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Chief Financial Officer

GA HC REIT II Amarillo MOB, LLC,

a Delaware limited liability company

By: G&E HC REIT II Gulf Plains MOB Portfolio, LLC
a Delaware limited liability company,
its Sole Member

By: Griffin-American Healthcare REIT II Holdings, LP,
a Delaware limited partnership,
its Sole Member

By: Griffin-American Healthcare REIT II, Inc.

a Maryland corporation,
its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Chief Financial Officer

GA HC REIT II River Oaks Houston MOB, LLC,

a Delaware limited liability company

By: G&E HC REIT II Gulf Plains MOB Portfolio, LLC
a Delaware limited liability company,
its Sole Member

By: Griffin-American Healthcare REIT II Holdings, LP,
a Delaware limited partnership,
its Sole Member

By: Griffin-American Healthcare REIT II, Inc.

a Maryland corporation,
its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Chief Financial Officer

GA HC REIT II Texarkana MOB, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory

GA HC REIT II Las Vegas Alta Vista MOB, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory

GA HC REIT II Hilo MOB, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory
GA HC REIT II San Angelo MOB I, LLC,
a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory
GA HC REIT II San Angelo MOB II, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory
GA HC REIT II Schertz MOB, LLC,
a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory

GA HC REIT II Warsaw MOB, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory

GA HC REIT II New Port Richey MOB, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory
GA HC REIT II Killeen MOB, LLC,
a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory

GA HC REIT II Temple MOB, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory

GA HC REIT II Rowlett MOB, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory
GA HC REIT II DeSoto MOB, LLC,
a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory
GA HC REIT II Shelbyville MOB, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory

GA HC REIT II Jasper MOB III, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory

GA HC REIT II Prineville OR ALF, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory

GA HC REIT II Corvalllis OR ALF, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory
GA HC REIT II Salem OR ALF, LLC,
a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory

GA HC REIT II Redmond OR ALF, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory

GA HC REIT II Bend OR Wilson AVE ALF, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory
GA HC REIT II Bend OR Wilson AVE SNF, LLC,
a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory
GA HC REIT II Grants Pass OR 6th Street SNF, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory
GA HC REIT II North Bend WA SNF, LLC,
a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory
GA HC REIT II Prineville OR SNF, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory
GA HC REIT II Olympia WA SNF, LLC,
a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory
GA HC REIT II Tacoma WA SNF, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory
GA HC REIT II Bend OR Pilot Butte SNF, LLC,
a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory
GA HC REIT II Redmond OR SNF, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory

GA HC REIT II East Tennessee MOB Portfolio, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory

GA HC REIT II Frisco MOB, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory

GA HC REIT II East LA Hospital, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory

GA HC REIT II Gardena CA Hospital, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory
GA HC REIT II Norwalk CA Hospital, LLC,
a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory

GA HC REIT II Highlands Ranch Medical Pavilion, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory

GA HC REIT II 8220 and 8240 Naab Road MOB, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory

GA HC REIT II Bellaire Hospital, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory

GA HC REIT II Bessemer MOB, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory
GA HC REIT II Dalton ALF, LLC,
a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory
GA HC REIT II Dalton SNF, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory

GA HC REIT II Falls of Neuse Raleigh MOB, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory

GA HC REIT II Fayetteville ALF, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory

GA HC REIT II Fuquay-Varina ALF, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory
GA HC REIT II Hyde Park SNF, LLC,
a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory

GA HC REIT II Indian Trail ALF, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory

GA HC REIT II Indiana Orthopedics MOB, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory
GA HC REIT II Knightdale ALF, LLC,
a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory

GA HC REIT II Lafayette MOB, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory
GA HC REIT II Lincolnton ALF, LLC,
a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory
GA HC REIT II Santa Rosa Health Plaza MOB, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory
GA HC REIT II St. Petersburg MOB, LLC,
a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory

G&E HC REIT II Benton Medical Plaza I & II MOB, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory

GA HC REIT II Lemont MOB, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory

GA HC REIT II Ruston MOB, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory

GA HC REIT II Abilene MOB, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory

GA HC REIT II Greeley Northern Colorado MOB
Portfolio, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory
GA HC REIT II St. Anthony North Denver MOB II, LLC,
a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory

GA HC REIT II Eagles Landing GA MOB, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory
GA HC REIT II Keystone Medical Center MOB, LLC,
a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory

GA HC REIT II West Oaks MOB, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory
GA HC REIT II Milton SNF, LLC,
a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory
GA HC REIT II Watsontown SNF, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory
GA HC REIT II Penn St. Indianapolis MOB, LLC,
a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory

GA HC REIT II Hope MOB, LLC,

a Delaware limited liability company

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Its: Authorized Signatory
EXISTING LENDERS:

BANK OF AMERICA, N.A., as
Administrative Agent

By: /s/ Keegan Koch
Name: Keegan Koch
Title: Senior Vice President

BANK OF AMERICA, N.A., as a Lender
L/C Issuer and Swing Line Lender

By: /s/ Keegan Koch
Name: Keegan Koch
Title: Senior Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Bellini Lacey
Name: Bellini Lacey
Title: Vice President

RBS CITIZENS, N.A., as a Lender

By: /s/ Donald Woods
Name: Donald Woods
Title: Senior Vice President

COMERICA BANK, as a Lender

By: /s/ Charles Weddell
Name: Charles Weddell
Title: Vice President

NEW LENDERS:

BARCLAYS BANK PLC, as a Lender

By: /s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Vice President

FIFTH THIRD BANK, as a Lender

By: /s/ Matthew Rodgers
Name: Matthew Rodgers
Title: Vice President

WELLS FARGO BANK, N.A., as a Lender

By: /s/ Dale Northup
Name: Dale Northup
Title: Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By: /s/ Thomas Randolph
Name: Thomas Randolph
Title: Managing Director

By: /s/ Amy Trapp
Name: Amy Trapp
Title: Managing Director

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By: /s/ Kazuhisa Matsuda
Name: Kazuhisa Matsuda
Title: Managing Director

Exhibit A to Second Amendment

Schedule 2.01

COMMITMENTS AND APPLICABLE PERCENTAGES

Lender	Revolving Credit Commitment	Applicable Revolving Credit Percentage

Bank of America, N.A.	$100,000,000.00	22.222222222%

KeyBank National Association	$85,000,000.00	18.888888889%

Barclays Bank PLC	$65,000,000.00	14.444444445%

RBS Citizens, N.A.	$50,000,000.00	11.111111111%

Fifth Third Bank	$40,000,000.00	8.8888888889%

Comerica Bank	$30,000,000.00	6.666666667%

Wells Fargo Bank, N.A.	$30,000,000.00	6.666666667%

Credit Agricole Corporate and Investment Bank	$25,000,000.00	5.555555555%

Sumitomo Mitsui Banking Corporation	$25,000,000.00	5.555555555%

Total	$450,000,000.00	100.000000000%